UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2024

Unusual Machines, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-270519	66-0927642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4677 L B McLeod Rd, Suite J
Orlando, FL	32811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 921-4600

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01	UMAC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on December 4, 2024, the Board of Director (the “Board”) of Unusual Machines, Inc. (the “Company”) appointed Allan Evans as the Company’s Chief Executive Officer. On April 30, 2024, the Board approved the Company entering into a two-year Management Services Agreement (the “Agreement”) with 8 Consulting LLC (the “Consultant”) for the services of Mr. Evans, whereby the Consultant will cause Mr. Evans to perform his services as the Company’s Chief Executive Officer and the Consultant will be compensated on behalf of Mr. Evans by the Company in connection with his performance of such services. The Agreement allows Mr. Evans to receive favorable tax benefits as a resident of the Commonwealth of Puerto Rico who will perform such services in Puerto Rico. Pursuant to the Agreement, Mr. Evans will perform the duties and responsibilities that are customary for a chief executive officer of a public company that either have revenues similar to the Company on a pro forma basis as reflected in the Prospectus filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2024, or if pre-revenues, are an active and on-going business that are performing pre-revenue activities similar to a biotech company which is engaged in active research and/or the overseeing of clinical trials. The Consultant will cause Mr. Evans, as Chief Executive Officer, (i) to undertake primary responsibility for managing all aspects of the Company and overseeing the preparation of all reports, registration statements and other filings required filed by the Company with the SEC and executing the certifications required the Sarbanes Oxley Act of 2002 and the rules of the SEC as the principal executive officer of the Company; (ii) attend investor meetings and road shows in connection with the Company’s fundraising and investor relations activities; (iii) to report to the Company’s Board; (iv) to perform services for such subsidiaries of the Company as may be necessary.

The Consultant will receive a $250,000 fee per year payable in monthly installments. In addition, the Consultant was granted 488,000 fully vested shares of restricted common stock, which Mr. Evans is deemed to beneficially own indirectly. The grant of restricted common stock was made under the Company’s 2022 Equity Incentive Plan and is subject to the Consultant executing the Company’s standard Restricted Stock Agreement. The shares of restricted common stock are subject to pro rata forfeiture from February 14, 2024 until February 14, 2025, in the event that Mr. Evans is terminated or ends his services to the Company for any reason other than death or disability, as defined in the Internal Revenue Code.

The Company and Mr. Evans previously entered into an Offer Letter dated November 27, 2023, under which he would serve as the Company’s Chief Executive Officer effective as of December 4, 2023. The Agreement terminates and replaces the Offer Letter dated November 27, 2023.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1, and is incorporated in its entirety herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On April 30, 2024, the Board of the Company approved the grant of restricted shares of common stock to the following executive officers of the Company set forth on the table below in such amounts and with vesting set forth opposite their respective names. The shares of restricted common stock were granted under the Company’s 2022 Equity Incentive Plan. The shares of restricted stock are subject to pro rata forfeiture from February 14, 2024 until February 14, 2025, in the event that any executive officer is terminated or ends his services to the Company for any reason other than death or disability, as defined in the Internal Revenue Code. On May 2, 2024, the Board of the Company approved another grant of restricted shares of common stock to Mr. Evans (through 8 Consulting LLC) in exchange for a $50,000 per year fee reduction. The fee disclosed in Item 1.01 of this Report is after the $50,000 credit.

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Executive Officer	Amount of Restricted Common Stock	Vesting
Allan Evans through 8 Consulting LLC	528,650	Fully vested
Brian Hoff	293,000	50% vested and 50% vests on January 1, 2025
Andrew Camden	50,000	Fully vested

In addition, the Board of the Company approved the grant of fully vested restricted shares of common stock to the following directors of the Company set forth on the table below, in such amounts set forth opposite their respective names, for their services as a director and where applicable as a Committee Chair.. The shares of restricted common stock were granted under the Issuer’s 2022 Equity Incentive Plan.

Director	Amount of Restricted Common Stock
Cristina Colón	27,083
Robert Lowry	27,083
Sanford Rich	27,083
Jeffrey Thompson	25,000

Item 8.01 Other Events.

On May 3, 2024, the SEC charged our prior independent registered public accounting firm BF Borgers CPA PA and its owner, Benjamin F. Borgers, with deliberate and systemic failures to comply with Public Company Accounting Oversight Board standards in its audits and reviews incorporated in SEC filings, resulting in the SEC ordering that both BF Borgers CPA PA and Benjamin F. Borgers be denied the privilege of appearing or practicing before the SEC as an accountant. To view the order, visit: https://www.sec.gov/files/litigation/admin/2024/33-11283.pdf.

The financial statements contained in our Registration Statement on Form S-1, as filed with the SEC on April 10, 2024, as amended and declared effective on April 19, 2024, were audited by BF Borgers CPA PA.

We dismissed BF Borgers CPA PA as our independent registered public accounting firm effective April 12, 2024, as previously disclosed on our Current Report on Form 8-K filed with the SEC on April 16, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Management Services Agreement
10.2	Form of Restricted Stock Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unusual Machines, Inc.

Date: May 6, 2024	By:	/s/ Allan Evans
	Name:	Allan Evans
	Title:	Chief Financial Officer

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